UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23483

Axonic Funds

(exact name of registrant as specified in charter)

520 Madison Avenue, 42nd Floor

New York, NY 10022

(Address of Principal Office)

Clayton DeGiacinto, President

c/o Axonic Capital LLC

520 Madison Avenue, 42nd Floor

New York, New York 10022

(Name and Address of Agent for Service)

Copies of information to:

Jeffrey Skinner

Kilpatrick Townsend & Stockton LLP

1001 West Fourth Street

Winston-Salem, NC 27101

Registrant’s telephone number, including area code: (212) 259-0430

Date of fiscal year end: October 31

Date of reporting period: November 1, 2021 – October 31, 2022

Item 1. Report to Stockholders.

AXONIC STRATEGIC INCOME FUND

ANNUAL REPORT

October 31, 2022

TABLE OF CONTENTS

Shareholder Letter	1
Portfolio Update	3
Disclosure of Fund Expenses	5
Consolidated Schedule of Investments	6
Consolidated Statement of Assets and Liabilities	15
Consolidated Statement of Operations	16
Consolidated Statement of Changes in Net Assets	17
Financial Highlights	18
Notes to Consolidated Financial Statements	20
Report of Independent Registered Public Accounting Firm	28
Additional Information	29
Trustees and Officers	30
Privacy Policy	32

Axonic Strategic Income Fund	Shareholder Letter

   October 31, 2022 (Unaudited)

At the end of 2021, we suggested that 2022 would be a different kind of year. We anticipated that the economy’s post-pandemic recovery would end only to be replaced by the battle against inflation and higher rates. Moreover, we proffered the idea that the effects of inflation and the consequent monetary policy response would begin to manifest in markets and the economy. We previously wrote: “inflation takes time to weave through the economy, and its impacts on asset class returns aren’t uniform. For 2022, inflation is likely to create a dispersion in asset class returns. In what we expect to be a generally more volatile environment for equities, we believe that owning hard real estate assets, senior RMBS, CMBS and ABS bonds will continue to provide a margin of safety and risk-adjusted return profile available in few other asset classes.” We believe this has generally been proven to be correct throughout 2022.

In August, we believed that inflation had peaked but was not about to disappear. We further suggested that the Federal Reserve (the “Fed”) remained behind in its inflation fight and that, by the Taylor rule, Fed funds would need to rise above 5%. Within the context of a 1970s analogy, we further believed that the US treasury curve (3M10Y) would eventually experience at least a 100bps inversion. This strategic view manifested in portfolio repositioning that began early in the year. While we maintained our strategically negative view for US equities and corporate credit throughout the year, the fund avoided the use of leverage and allowed our cash position to grow. Unfortunately, we believe much of 2023 will remain volatile, not unlike what we saw in 1974. To date, the S&P 500 Index performance beginning in 2022 has closely tracked the period beginning in 1973. We believe the implication is for another leg lower in equities and another leg wider in corporate credit spreads.

Importantly, a new bull market in equities has never occurred without a normalization of an inverted yield curve (3M10Y). If we assume the Fed ends its hikes in February or March of 2023, and it then follows with a three to four month pause, that might imply a curve that remains inverted into mid-year. Until the leaves are once again off the trees, an upward sloping curve most likely won’t be in the cards. This timing squares with the idea that the next bout of equity and corporate credit market volatility will stem from cash flow weakness and defaults rather than from the direct impact of an initial rates shock, which is what drove 2022 risk-asset volatility. In other words, the next bout of spread widening will not come as a second order of rates volatility but rather as the first order impact of defaults and lower earnings.

While inflation has likely peaked in goods, a risk remains to energy prices that could result in unwanted stagflation that persists for longer than expected. However, inflation often morphs into disinflation quickly. Complicating the backdrop, the war in Ukraine is far from over, and the impact on energy and food supply chains has not abated. SPR (“strategic petroleum reserve”) releases and a falloff in demand have obfuscated the war’s impact on energy prices. Precisely as we expected, however, inflation has remained sticky in services as goods inflation has abated. Money supply growth (M2) has collapsed. As we wrote previously, money supply changes (in either direction) are a symptom not a cause. This collapse is an indication that the specter of disinflation is rising as lending standards tighten and fiscal policy driven household savings deplete. It's the bouts of disinflation following inflationary episodes that are often the most difficult. While we expect a generally more volatile environment for equities and speculative grade corporate credit, we believe that owning hard real estate assets, senior RMBS, CMBS and ABS bonds will continue to provide a margin of safety and risk-adjusted return profile available in few other asset classes. We continue to run the portfolio without the use of leverage and hold a healthy cash position which allows us to be nimble in shifting portfolio positioning to take advantage of future dislocations across the structured credit market.

The Axonic Strategic Income Fund (“the Fund”) finished the year -4.84% (Institutional Class) for the fiscal year ended October 31, 2022 on a price per share performance basis that compares to the Fund's benchmark, the Bloomberg U.S. Aggregate Bond Index (the Agg), returned -15.68% for the year to date ended October 31, 2022. The Fund returned negative performance on a relative dollar basis of approximately -$70.3 million of net loss.

While we are cautious in the deployment of capital in the current market, we remain convinced that this environment is well suited to our investment style and asset class expertise. In particular, we continue to remain constructive on multifamily workforce housing assets. A continuation in a rising interest rate environment, should continue to make housing less affordable. Consequently, we believe multifamily rents will continue to remain strong. As more vulnerable parts of the capital markets continue to suffer, this may create opportunity for us to acquire cash flowing assets at even more attractive valuations. The Fund maintains buying power to take advantage of further dislocations across the structured credit universe. The main contributors for the Fund were the hedges with slight gains in the CLO strategy. The fund experienced losses across the CMBS, equity and credit opportunistic, RMBS and CMBS strategies.

Annual Report | October 31, 2022	1

Axonic Strategic Income Fund	Shareholder Letter

October 31, 2022 (Unaudited)

We continue to believe the Fund represents an attractive solution for income-oriented investors in a challenging environment for traditional fixed income strategies.

Thank you for your continued support.

Clayton DeGiacinto

Managing Partner, Chief Investment Officer

Axonic Capital LLC

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. To obtain a prospectus containing this and other information, please call (212) 259-0430 or download the file from www.AxonicFunds.com. Please read the prospectus carefully before you invest.

2	www.axonicfunds.com

Axonic Strategic Income Fund	Portfolio Update

October 31, 2022 (Unaudited)

Average Annual Total Returns (as of October 31, 2022)

	1 Month	Quarter	6 Month	1 Year	Since Inception*
Axonic Strategic Income Fund – A – NAV	-0.70%	-1.86%	-3.51%	-5.29%	1.88%
Axonic Strategic Income Fund – A – LOAD	-2.89%	-4.08%	-5.64%	-7.43%	0.88%
Axonic Strategic Income Fund – I – NAV	-0.80%	-1.83%	-3.25%	-4.84%	0.31%
Bloomberg Barclays US Aggregate Bond Index(a)	-1.30%	-8.23%	-6.86%	-15.68%	-3.97%

Past performance does not guarantee future results. Investment returns, and principal value of the Fund will fluctuate so that shares may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted above. For current performance information, please call 1-833-429-6642. Total annual fund operating expense (as reported in the February 28, 2022 Prospectus) for the I shares is 1.05% gross and 1.05% net and for the A shares is 1.64% gross and 1.51% net. The Fund’s investment adviser, Axonic Capital LLC (the “Adviser”) has entered into an Expense Limitation Agreement with the Fund under which it has contractually agreed to waive Advisory Fees and to assume other expenses of the Fund, if necessary, in an amount that limits annual operating expenses to not more than 1.10% of average daily net assets. The Expense Limitation Agreement is currently in effect until December 31, 2023. Class A (Maximum Offering Price) performance reflects the fund’s maximum sales charge of 2.25%.

*	Class A has an inception date of July 16, 2020. Class I has an inception date of December 30, 2019.

(a)	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities). Investors cannot invest directly in an index or benchmark.

Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, if repurchased, may be worth more or less than their original cost. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions. For the most current month-end performance please call 1-833-429-6642 (833-4Axonic) or download one at www.axonicfunds.com.

Performance of $10,000 Initial Investment (as of October 31, 2022)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Institutional Class since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchase of Fund shares.

Annual Report | October 31, 2022	3

Axonic Strategic Income Fund	Portfolio Update

October 31, 2022 (Unaudited)

Top Ten Holdings (as a % of Net Assets)*

Hudsons Bay Simon JV Trust, Series 2015-HBFL, Class AFL	2.41%
MFA Financial, Inc.	1.93%
Hertz Vehicle Financing III LP, Series 2021-2A, Class D	1.77%
FREMF Mortgage Trust, Series 2018-KF49, Class C	1.71%
SB Multifamily Repack Trust, Series 2020-FRR1, Class A	1.65%
Ambac Assurance Corp.	1.56%
Granite Point Mortgage Trust, Inc.	1.43%
Cascade Funding Mortgage Trust, Series 2021-FRR1, Class CK58	1.25%
Rithm Capital Corp.	1.22%
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-LD12, Class AJ	1.21%
Top Ten Holdings	16.14%

Portfolio Composition (as a % of Net Assets)*

Commercial Mortgage-Backed Securities	25.66%
Residential Mortgage-Backed Securities	18.85%
Asset-Backed Securities	16.21%
Convertible Corporate Bonds	6.23%
Corporate Bonds	3.61%
Preferred Stocks - Financials	2.18%
Bank Loans	1.72%
Common Stocks - Financials	0.71%
Cash Equivalents & Other Net Assets	24.83%
100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Tables present indicative values only.

4	www.axonicfunds.com

Axonic Strategic Income Fund	Disclosure of Fund Expenses

October 31, 2022

As a shareholder of the Axonic Strategic Income Fund (the "Fund"), you will incur two types of costs: (1) transaction costs, including any applicable redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable) and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on May 1, 2022 and held through October 31, 2022.

Actual Expenses

The first line under each class of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period May 1, 2022 – October 31, 2022” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line under each class of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if any. Therefore, the second line under each class of the table below is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expense Ratio(a)	Expenses Paid During Period May 1, 2022 - October 31, 2022(a)
Axonic Strategic Income Fund
Class A
Actual	$1,000.00	$964.90	1.50%	$7.43
Hypothetical (5% return before expenses)	$1,000.00	$1,017.64	1.50%	$7.63
Institutional
Actual	$1,000.00	$967.50	1.01%	$5.01
Hypothetical (5% return before expenses)	$1,000.00	$1,020.11	1.01%	$5.14

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.

(a)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), divided by 365.

See Notes to Consolidated Financial Statements.

Annual Report | October 31, 2022	5

Axonic Strategic Income Fund	Consolidated Schedule of Investments

October 31, 2022

Description	Shares	Value
COMMON STOCKS (0.71%)
Financials (0.71%)
ACRES Commercial Realty Corp. REIT	91,094	$972,884
Granite Point Mortgage Trust, Inc. REIT	240,210	1,888,051
Ladder Capital Corp. REIT	460,553	4,914,100
PennyMac Financial Services, Inc. REIT	6,390	340,715
Redwood Trust, Inc. REIT	44,220	315,289
Rithm Capital Corp. REIT	13,206	111,326
TPG RE Finance Trust, Inc. REIT	122,458	1,037,219
		9,579,584
TOTAL COMMON STOCKS
(Cost $11,767,304)		9,579,584

PREFERRED STOCKS (2.18%)
Financials (2.18%)
ACRES Commercial Realty Corp., Series D, 7.88%(a)	200,000	3,738,000
Arbor Realty Trust, Series F, 6.25%(a)	200,000	3,740,000
Arbor Realty Trust, Series D, 6.38%(a)	200,000	3,496,000
Granite Point Mortgage Trust, Inc., Series A, 1D US SOFR + 5.83%(a)(b)	257,360	5,113,743
KKR Real Estate Finance Trust, Inc., Series A, 6.50%(a)	183,991	3,265,840
MFA Financial, Inc., Series B, 7.50%(a)	58,051	1,027,503
New York Mortgage Trust, Inc., Series F, 6.88%(a)(b)	187,940	3,217,533
Ready Capital Corp., Series E, 6.50%(a)	18,013	326,395
Rithm Capital Corp., 3M US L + 5.80%(a)(b)	171,890	3,021,155
TPG RE Finance Trust, Inc., Series C, 6.25%(a)	160,000	2,664,000
		29,610,169
TOTAL PREFERRED STOCKS
(Cost $40,879,123)		29,610,169

	Rate	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (16.21%)
Affirm Asset Securitization Trust, Series 2021-B, Class E(c)	4.61%	04/15/24	$4,200,000	$3,553,200
Avant Credit Card Master Trust, Series 2021-1A, Class D(c)	4.28%	10/15/24	3,500,000	3,133,550
Castlelake Aircraft Securitization Trust, Series 2018-1, Class B(c)	5.30%	06/15/25	2,570,705	1,850,907
Castlelake Aircraft Structured Trust 2017-1R, Series 2021-1R, Class A(c)	2.74%	04/15/27	3,557,981	3,101,492
Castlelake Aircraft Structured Trust 2017-1R, Series 2021-1R, Class B(c)	3.92%	04/15/27	1,113,084	779,159
Castlelake Aircraft Structured Trust, Series 2017-1R, Class C(c)	6.50%	08/15/25	13,339,040	6,936,301
Castlelake Aircraft Structured Trust, Series 2019-1A, Class A(c)	3.97%	04/15/26	5,508,938	4,751,459
Castlelake Aircraft Structured Trust, Series 2019-1A, Class B(c)	5.10%	04/15/26	2,422,091	1,695,464
Castlelake Aircraft Structured Trust, Series 2021-1A, Class B(c)	6.66%	07/15/27	2,215,762	1,706,137
Castlelake Aircraft Structured Trust, Series 2021-1A, Class C(c)	7.00%	10/15/26	9,917,715	6,819,420
Clsec Holdings 22t LLC, Series 2021-1, Class C(c)	6.17%	11/10/28	7,240,464	5,792,371
Cologix Data Centers US Issuer LLC, Series 2021-1A, Class C(c)	5.99%	12/28/26	3,700,000	3,061,750
CPS Auto Trust, Series 2021-D, Class E(c)	4.06%	11/15/25	7,868,000	6,766,480
DT Auto Owner Trust 2022-1, Series 2022-1A, Class E(c)	5.53%	11/17/25	3,170,000	2,804,182
Falcon Aerospace, Ltd., Series 2019-1, Class A(c)	3.60%	09/15/26	1,203,315	938,466
Falcon Aerospace, Ltd., Series 2019-1, Class B(c)	4.79%	09/15/26	1,694,666	1,118,479
FAT Brands Fazoli's Native I LLC, Series 2021-1, Class B2(c)	7.00%	07/25/23	2,000,000	1,856,400

See Notes to Consolidated Financial Statements.

6	www.axonicfunds.com

Axonic Strategic Income Fund	Consolidated Schedule of Investments

October 31, 2022

	Rate	Maturity Date	Principal Amount	Value
FAT Brands GFG Royalty I LLC, Series 2021-1A, Class B2(c)	7.00%	07/25/23	$12,000,000	$11,431,200
FAT Brands Twin Peaks I LLC, Series 2021-1A, Class B2(c)	9.00%	07/25/23	3,000,000	2,862,900
First Investors Auto Owner Trust, Series 2021-1A, Class F(c)	5.37%	02/15/25	1,270,000	1,134,491
Flexential Issuer 2021-1, Series 2021-1A, Class C(c)	6.93%	11/25/26	8,000,000	6,823,200
GAIA Aviation, Ltd., Series 2019-1, Class B(c)(d)	5.19%	12/15/26	17,046,614	11,932,630
Hertz Vehicle Financing III LP, Series 2021-2A, Class D(c)	4.34%	12/25/26	30,000,000	24,009,000
Horizon Aircraft Finance I, Ltd., Series 2018-1, Class A(c)	4.46%	12/15/25	5,267,193	4,217,441
Horizon Aircraft Finance I, Ltd., Series 2018-1, Class B(c)	5.27%	12/15/25	1,080,960	702,624
Horizon Aircraft Finance II, Ltd., Series 2019-1, Class A(c)	3.72%	07/15/26	1,848,747	1,504,695
Horizon Aircraft Finance II, Ltd., Series 2019-1, Class B(c)	4.70%	07/15/26	2,483,333	1,490,000
Horizon Aircraft Finance III, Ltd., Series 2019-2, Class A(c)	3.43%	11/15/26	5,601,671	4,604,574
Horizon Aircraft Finance III, Ltd., Series 2019-2, Class B(c)	4.46%	11/15/26	7,082,262	4,603,470
JOL Air, Ltd., Series 2019-1, Class B(c)	4.95%	04/15/26	16,633,502	11,976,122
JPMorgan Chase Bank NA - Chase Auto Credit Linked Notes, Series 2021-2, Class G(c)	8.48%	07/25/25	2,350,000	2,155,185
Lendingpoint Asset Securitization Trust, Series 2021-B, Class D(c)	6.12%	12/16/24	3,000,000	2,712,600
Lunar Structured Aircraft Portfolio Notes, Series 2021-1, Class C(c)	5.68%	09/15/28	8,270,518	6,864,530
LUNAR AIRCRAFT, Ltd., Series 2020-1A, Class A(c)	3.38%	02/15/27	1,038,037	786,936
LUNAR AIRCRAFT, Ltd., Series 2020-1A, Class B(c)	4.34%	02/15/27	3,803,274	2,662,292
MAPS 2021-1 Trust, Series 2021-1A, Class C(c)	5.44%	06/15/28	5,133,750	3,850,313
Mercury Financial Credit Card Master Trust, Series 2021-1A, Class D(c)	6.26%	12/20/22	12,000,000	10,953,600
Pioneer Aircraft Finance, Ltd., Series 2019-1, Class A(c)	3.97%	06/15/26	2,684,839	2,274,327
Pioneer Aircraft Finance, Ltd., Series 2019-1, Class B(c)	4.95%	06/15/26	1,656,250	1,109,688
Project Silver, Series 2019-1, Class A(c)	3.97%	07/15/26	10,892,280	9,201,798
Santander Consumer Auto Receivables Trust, Series 2021-AA, Class F(c)	5.79%	07/15/25	1,370,000	1,197,243
Start II, Ltd., Series 2019-1, Class B(c)	5.10%	03/15/26	2,301,158	1,679,845
Stellar Jay Ireland DAC, Series 2021-1, Class B(c)	5.93%	03/15/28	4,734,700	3,551,025
Stonepeak 2021-1 ABS, Series 2021-1A, Class C(c)	5.93%	05/15/28	10,454,668	8,886,467
Thunderbolt II Aircraft Lease, Ltd., Series 2018-A, Class A(c)(d)	4.15%	09/15/38	1,880,139	1,429,281
Thunderbolt II Aircraft Lease, Ltd., Series 2018-A, Class B(c)(d)	5.07%	09/15/38	3,491,964	2,095,179
Thunderbolt III Aircraft Lease, Ltd., Series 2019-1, Class A(c)	3.67%	11/15/26	3,915,734	3,245,752
Thunderbolt III Aircraft Lease, Ltd., Series 2019-1, Class B(c)	4.75%	11/15/26	10,868,487	7,064,517
WAVE LLC, Series 2019-1, Class B(c)	4.58%	09/15/27	6,963,966	4,526,578

TOTAL ASSET-BACKED SECURITIES
(Cost $272,993,581)				220,204,720

BANK LOANS (1.72%)
BRE Select Service(e)	3M US L + 7.13%	07/15/22	14,288,439	14,147,999
Copper Hill Sportsmans RT	4.25%	02/01/27	7,250,313	6,442,879
UTEX-DEFEASED(e)	6.48%		2,707,082	2,707,082

TOTAL BANK LOANS
(Cost $23,495,783)				23,297,960

See Notes to Consolidated Financial Statements.

Annual Report | October 31, 2022	7

Axonic Strategic Income Fund	Consolidated Schedule of Investments

October 31, 2022

	Rate	Maturity Date	Principal Amount	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (25.66%)
BAMLL Commercial Mortgage Securities Trust, Series 2019-AHT, Class E(b)(c)	1M US L + 3.20%	03/15/34	$11,000,000	$10,003,400
BAMLL Commercial Mortgage Securities Trust, Series 2022-DKLX, Class F(b)(c)	1M US SOFR + 4.96%	01/15/24	2,515,229	2,259,682
Barclays Commercial Mortgage Securities LLC Mortgage Trust, Series 2022-C17, Class E(c)	2.50%	08/15/32	5,223,000	2,572,850
BBCMS Mortgage Trust, Series 2018-TALL, Class E(b)(c)	1M US L + 2.44%	03/15/37	12,161,000	10,436,570
BCP Trust, Series 2021-330N, Class E(b)(c)	1M US L + 3.64%	06/15/23	15,300,000	13,161,060
BCP Trust, Series 2021-330N, Class F(b)(c)	1M US L + 4.63%	06/15/23	8,500,000	7,640,650
Beast Mortgage Trust, Series 2021-1818, Class F(b)(c)	1M US L + 4.45%	03/15/26	3,125,000	2,985,000
BX Mortgage Trust, Series 2022-MVRK, Class G(b)(c)	1M US SOFR + 5.61%	03/15/27	14,000,000	13,244,000
BX Trust, Series 2019-ATL, Class G(b)(c)	1M US L + 3.49%	10/15/36	8,242,707	7,425,030
Cantor Commercial Real Estate Lending, Series 2019-CF1, Class 65D(b)(c)	4.66%	04/15/24	4,600,000	4,040,180
Cantor Commercial Real Estate Lending, Series 2019-CF2, Class SWD(c)	4.52%	09/15/29	4,988,052	3,861,251
Cascade Funding Mortgage Trust, Series 2021-FRR1, Class CK58(c)	0.00%	09/29/29	24,870,000	16,948,905
CFK Trust, Series 2020-MF2, Class E(b)(c)	3.46%	03/15/27	6,000,000	4,564,800
Credit Suisse Mortgage Capital Certificates, Series 2021-980M, Class G(b)(c)	3.54%	07/15/26	6,311,003	4,770,487
Credit Suisse Mortgage Capital Certificates, Series 2010-6R, Class 2A7(c)	6.25%	05/26/48	3,082,631	2,501,459
Credit Suisse Mortgage Capital Certificates, Series 2020-FACT, Class F(b)(c)	1M US L + 6.16%	10/15/25	11,500,000	10,992,850
Credit Suisse Mortgage Capital Certificates, Series 2021-980M, Class F(b)(c)	3.54%	07/15/26	11,700,000	9,211,410
Freddie Mac Multifamily Structured Credit Risk, Series 2021-MN3, Class M2(b)(c)	30D US SOFR + 4.00%	11/25/51	14,086,000	12,149,175
Freddie Mac Multifamily Structured Pass Through Certificates, Series 2018-Q008, Class X(b)(f)	1.35%	12/25/24	47,255,046	704,100
FREMF Mortgage Trust, Series 2016-K722, Class D(c)(g)	0.00%	05/25/23	16,711,242	16,032,766
FREMF Mortgage Trust, Series 2016-KF24, Class B(b)(c)	1M US L + 5.00%	10/25/26	3,735,878	3,728,407
FREMF Mortgage Trust, Series 2018-KF49, Class C(b)(c)	1M US L + 6.00%	06/25/25	22,756,157	23,209,005
FRESB Mortgage Trust, Series 2019-SB66, Class X1(b)(f)	0.87%	07/25/29	34,878,377	1,628,133
FRESB Mortgage Trust, Series 2020-SB76, Class X1(b)(f)	1.18%	05/25/30	13,042,972	642,283
FRESB Mortgage Trust, Series 2020-SB77, Class X1(b)(f)	0.89%	06/25/27	17,716,494	702,466
FRESB Mortgage Trust, Series 2020-SB78, Class X1(b)(f)	1.14%	06/25/30	30,190,166	1,501,215
FRESB Mortgage Trust, Series 2020-SB79, Class X1(b)(f)	1.09%	07/25/40	15,869,382	633,991
FRESB Mortgage Trust, Series 2020-SB80, Class X1(b)(f)	1.12%	09/25/30	61,181,164	3,326,909
FRESB Mortgage Trust, Series 2020-SB81, Class X1(b)(f)	1.05%	10/25/30	19,715,059	982,390
FRESB Mortgage Trust, Series 2021-SB82, Class X1(b)(f)	1.08%	10/25/40	49,803,566	2,068,721
FRESB Mortgage Trust, Series 2021-SB83, Class X1(b)(f)	0.87%	01/25/41	29,487,999	1,234,441
FRESB Mortgage Trust, Series 2021-SB84, Class X1(b)(f)	0.51%	01/25/31	29,366,865	862,913
Government National Mortgage Association, Series 2018-16, Class IO(b)(f)	0.58%	03/16/59	74,956,575	2,923,306
Hudsons Bay Simon JV Trust, Series 2015-HB7, Class A7(c)	3.91%	08/05/22	3,000,000	2,749,800
Hudsons Bay Simon JV Trust, Series 2015-HB10, Class A10(c)	4.15%	08/05/34	2,214,207	1,951,159
Hudsons Bay Simon JV Trust, Series 2015-HBFL, Class AFL(b)(c)	1M US L + 1.83%	08/05/34	33,801,991	32,673,004

See Notes to Consolidated Financial Statements.

8	www.axonicfunds.com

Axonic Strategic Income Fund	Consolidated Schedule of Investments

October 31, 2022

	Rate	Maturity Date	Principal Amount	Value
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-LD12, Class AJ(b)	6.50%	02/15/51	$16,535,669	$16,411,651
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2008-C2, Class AM(b)	6.83%	02/12/51	3,830,612	2,314,073
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2022-NLP, Class G(b)(c)	1M US SOFR + 4.27%	04/15/27	7,220,000	6,855,390
MRCD 2019-MARK Mortgage Trust, Series 2019-PARK, Class G(c)	2.72%	12/15/24	8,311,000	6,967,111
MTK Mortgage Trust, Series 2021-GRNY, Class F(b)(c)	1M US L + 5.80%	12/15/23	2,600,000	2,440,880
MTN Commercial Mortgage Trust, Series 2022-LPFL, Class F(b)(c)	1M US SOFR + 5.29%	03/15/27	10,000,000	9,502,000
NCMF Trust, Series 2022-MFP, Class G(b)(c)	1M US SOFR + 5.13%	03/15/27	12,600,000	11,998,980
SB Multifamily Repack Trust, Series 2020-FRR1, Class A(c)	5.60%	05/27/26	22,616,885	22,370,360
SMR Mortgage Trust, Series 2022-IND, Class E(b)(c)	1M US SOFR + 5.00%	02/15/24	10,899,872	10,200,101
Velocity Commercial Capital Loan Trust, Series 2019-2, Class M5(b)(c)	4.93%	03/25/27	347,871	284,073
Velocity Commercial Capital Loan Trust, Series 2019-2, Class M6(b)(c)	6.30%	02/25/28	437,722	354,775
Velocity Commercial Capital Loan Trust, Series 2019-1, Class M6(b)(c)	6.79%	10/29/29	1,701,924	1,463,850
Velocity Commercial Capital Loan Trust, Series 2019-3, Class M5(b)(c)	4.73%	08/25/28	337,360	293,338
Velocity Commercial Capital Loan Trust, Series 2020-1, Class M6(b)(c)	5.69%	02/25/50	1,265,780	999,366
Velocity Commercial Capital Loan Trust, Series 2021-1, Class M6(b)(c)	5.03%	03/25/31	2,308,882	1,700,014
Velocity Commercial Capital Loan Trust, Series 2021-3, Class M6(b)(c)	5.03%	11/25/31	713,090	534,929
Velocity Commercial Capital Loan Trust, Series 2022-1, Class M5(b)(c)	5.84%	06/25/32	3,987,583	3,353,073
Velocity Commercial Capital Loan Trust, Series 2022-1, Class M6(b)(c)	5.84%	08/25/33	2,366,031	1,980,332
Velocity Commercial Capital Loan Trust, Series 2022-2, Class M5(b)(c)	5.87%	04/25/52	3,750,383	3,021,309
VMC Finance LLC, Series 2021-HT1, Class B(b)(c)	1M US L + 4.50%	01/18/37	10,000,000	9,202,550

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $387,836,163)				348,571,923

CONVERTIBLE CORPORATE BONDS (6.23%)
Granite Point Mortgage Trust, Inc.(c)	5.63%	12/01/22	12,009,000	11,975,375
Granite Point Mortgage Trust, Inc.	6.38%	10/01/23	20,134,000	19,491,725
MFA Financial, Inc.	6.25%	06/15/24	29,624,000	26,202,428
PennyMac Corp.	5.50%	11/01/24	1,500,000	1,395,000
PennyMac Corp.	5.50%	03/15/26	6,346,000	5,022,224
Redwood Trust, Inc.	4.75%	08/15/23	2,032,000	1,977,543
Redwood Trust, Inc.	5.63%	07/15/24	5,763,000	4,978,079

See Notes to Consolidated Financial Statements.

Annual Report | October 31, 2022	9

Axonic Strategic Income Fund	Consolidated Schedule of Investments

October 31, 2022

	Rate	Maturity Date	Principal Amount	Value
RWT Holdings, Inc.	5.75%	10/01/25	16,800,000	13,566,000

TOTAL CONVERTIBLE CORPORATE BONDS
(Cost $91,567,318)				84,608,374

CORPORATE BONDS (3.61%)
ACRES Commercial Realty Corp.	5.75%	08/15/26	$2,000,000	$1,895,500
Ambac Assurance Corp.(a)(c)	5.10%	02/12/55	15,135,547	21,189,766
Apollo Commercial Real Estate Finance, Inc.(c)	4.63%	06/15/29	7,000,000	5,536,300
GKN Subordinated CTL Pass-Through Trust/Auburn MI(b)(c)(g)	0.00%	03/15/30	7,076,849	3,963,035
Rithm Capital Corp.(c)	6.25%	10/15/25	18,835,000	16,504,169

TOTAL CORPORATE BONDS
(Cost $47,364,272)				49,088,770

RESIDENTIAL MORTGAGE-BACKED SECURITIES (18.85%)
AlphaFlow Transitional Mortgage Trust, Series 2021-WL1, Class A2(c)(d)	5.61%	07/25/23	1,000,000	979,361
Alternative Loan Trust, Series 2005-11CB, Class 3A2(b)	1M US L + 0.50%	06/25/35	906,491	703,402
Alternative Loan Trust, Series 2006-14CB, Class A5(b)	1M US L + 0.70%	06/25/36	2,353,831	1,220,627
Alternative Loan Trust, Series 2006-18CB, Class A1(b)	1M US L + 0.47%	07/25/36	9,820,798	4,686,951
Alternative Loan Trust, Series 2006-40T1, Class 1A3(b)	1M US L + 0.55%	01/25/37	5,200,080	3,232,753
Alternative Loan Trust, Series 2006-41CB, Class 2A7(b)	1M US L + 0.60%	01/25/37	3,153,600	1,558,712
Alternative Loan Trust, Series 2006-41CB, Class 2A8(b)	1M US L + 0.65%	01/25/37	3,304,804	1,644,638
Alternative Loan Trust, Series 2006-6CB, Class 2A13(b)	1M US L + 0.40%	05/25/36	3,978,783	1,350,424
Alternative Loan Trust, Series 2007-2CB, Class 1A12(b)	1M US L + 0.50%	03/25/37	1,718,456	892,772
AMSR, Series 2021-SFR3, Class G(c)	3.80%	10/17/26	7,000,000	5,766,757
Angel Oak Mortgage Trust, Series 2022-1, Class B2(b)(c)	4.04%	01/25/26	1,185,369	742,256
Bear Stearns Asset Backed Securities I Trust, Series 2007-HE3, Class 1A3(b)	1M US L + 0.25%	04/25/37	743,600	972,290
Bear Stearns Asset Backed Securities I Trust, Series 2007-HE3, Class 1A4(b)	1M US L + 0.35%	04/25/37	511,916	490,412
Bear Stearns Asset Backed Securities I Trust, Series 2007-HE7, Class M1(b)	1M US L + 0.40%	10/25/37	3,986,727	2,937,183
Bear Stearns Mortgage Funding Trust, Series 2006-AR3, Class 1A2A(b)	1M US L + 0.24%	10/25/36	344,541	384,337
Bear Stearns Mortgage Funding Trust, Series 2006-AR3, Class 1A2G(b)	1M US L + 0.24%	10/25/36	2,753,922	3,072,016
Bear Stearns Mortgage Funding Trust, Series 2007-AR2, Class A2(b)	1M US L + 0.20%	03/25/37	6,764,036	6,103,739
Bear Stearns Mortgage Funding Trust, Series 2007-AR4, Class G2AB(b)	1M US L + 0.24%	04/25/37	6,149,250	5,679,419
Bear Stearns Mortgage Funding Trust, Series 2007-AR5, Class 1A2G(b)	1M US L + 0.22%	06/25/37	895,857	766,883
Bear Stearns Mortgage Funding Trust, Series 2007-AR5, Class 2A2(b)	1M US L + 0.23%	06/25/37	2,362,078	2,101,686
Bellemeade Re, Ltd., Series 2020-3A, Class B1(b)(c)	1M US L + 6.35%	10/25/30	2,000,000	1,990,393
Boston Lending Trust, Series 2022-1, Class M2(b)(c)	2.75%	02/25/27	2,550,472	2,034,001
Chase Mortgage Finance Trust, Series 2007-S2, Class 1A9	6.00%	03/25/37	3,729,963	2,269,358
CHL Mortgage Pass-Through Trust, Series 2007-4, Class 1A51(b)	1M US L + 0.60%	05/25/37	2,297,452	975,774

See Notes to Consolidated Financial Statements.

10	www.axonicfunds.com

Axonic Strategic Income Fund	Consolidated Schedule of Investments

October 31, 2022

	Rate	Maturity Date	Principal Amount	Value
CitiMortgage Alternative Loan Trust, Series 2007-A2, Class 1A1(b)	1M US L + 0.60%	02/25/37	$1,445,299	$1,256,039
COLT Mortgage Loan Trust, Series 2022-1, Class B2(b)(c)	4.15%	12/27/66	2,000,000	1,243,670
COLT Mortgage Loan Trust, Series 2022-3, Class B1(b)(c)	4.21%	02/25/67	6,691,547	5,405,943
COLT Mortgage Loan Trust, Series 2022-3, Class B2(b)(c)	4.21%	02/25/67	3,137,906	2,446,249
COLT Mortgage Loan Trust, Series 2022-4, Class B1(b)(c)	4.59%	03/25/67	2,100,000	1,713,864
Connecticut Avenue Securities Trust, Series 2020-R01, Class 1B1(b)(c)	1M US L + 3.25%	01/25/40	2,067,379	1,914,355
Connecticut Avenue Securities Trust, Series 2021-R03, Class 1B2(b)(c)	30D US SOFR + 5.50%	12/25/41	3,266,000	2,768,541
Connecticut Avenue Securities Trust, Series 2022-R01, Class 1B2(b)(c)	30D US SOFR + 6.00%	12/25/41	1,100,000	952,427
Connecticut Avenue Securities Trust, Series 2022-R02, Class 2B1(b)(c)	30D US SOFR + 4.50%	01/25/27	2,750,000	2,463,995
Connecticut Avenue Securities Trust, Series 2022-R03, Class 1B1(b)(c)	30D US SOFR + 6.25%	03/25/42	2,472,400	2,450,333
Connecticut Avenue Securities Trust, Series 2022-R04, Class 1B1(b)(c)	30D US SOFR + 5.25%	03/25/42	1,494,343	1,419,972
Credit Suisse Mortgage Capital Certificates, Series 2021-NQM3, Class B2(b)(c)	4.13%	04/25/66	800,000	478,816
Deephaven Residential Mortgage Trust, Series 2021-1, Class B2(b)(c)	3.96%	02/25/25	1,600,000	1,288,182
Deephaven Residential Mortgage Trust, Series 2021-3, Class B2(b)(c)	4.13%	09/25/25	2,800,000	1,600,069
Deephaven Residential Mortgage Trust, Series 2022-1, Class B2(b)(c)	4.30%	01/25/26	2,628,000	1,810,240
Dominion Mortgage Trust, Series 2021-RTL1, Class M(c)(d)	5.73%	02/25/25	3,500,000	3,105,727
Freddie Mac STACR REMIC Trust, Series 2020-DNA2, Class B2(b)(c)	1M US L + 4.80%	02/25/50	3,423,457	2,721,641
Freddie Mac STACR REMIC Trust, Series 2020-DNA4, Class B2(b)(c)	1M US L + 10.00%	08/25/50	2,622,404	2,943,218
Freddie Mac STACR REMIC Trust, Series 2020-DNA6, Class B2(b)(c)	30D US SOFR + 5.65%	12/25/50	1,150,000	962,081
Freddie Mac STACR REMIC Trust, Series 2021-DNA5, Class B1(b)(c)	30D US SOFR + 3.05%	01/25/34	6,330,000	5,491,774
Freddie Mac STACR REMIC Trust, Series 2021-DNA6, Class B1(b)(c)	30D US SOFR + 3.40%	10/25/41	7,959,000	6,942,215
Freddie Mac STACR REMIC Trust, Series 2022-DNA1, Class B1(b)(c)	30D US SOFR + 3.40%	01/25/42	3,600,000	3,109,408
Freddie Mac STACR REMIC Trust, Series 2022-DNA1, Class B2(b)(c)	30D US SOFR + 7.10%	01/25/42	1,050,000	847,179
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2021-DNA2, Class B1(b)(c)	30D US SOFR + 3.40%	08/25/33	7,500,000	6,452,250
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2021-DNA2, Class B2(b)(c)	30D US SOFR + 6.00%	08/25/33	1,688,556	1,321,826
GS Mortgage-Backed Securities Trust, Series 2021-NQM1, Class B2(b)(c)	4.21%	07/25/61	1,000,000	636,019
Home Partners of America , Series 2021-2, Class G(c)	4.51%	12/17/26	5,842,035	4,821,432
Imperial Fund Mortgage Trust, Series 2021-NQM1, Class B2(b)(c)	4.36%	06/25/56	2,785,000	1,697,332
Lehman Mortgage Trust, Series 2005-2, Class 2A1(b)	1M US L + 0.68%	12/25/35	5,331,489	3,155,929
Lehman Mortgage Trust, Series 2005-2, Class 3A1(b)	1M US L + 0.75%	12/25/35	1,445,150	815,590
Lehman Mortgage Trust, Series 2006-9, Class 1A5(b)	1M US L + 0.60%	01/25/37	1,757,362	1,057,666
Lehman XS Trust, Series 2007-6, Class 3A31(d)	4.37%	05/25/37	3,341,442	2,892,406
Lehman XS Trust, Series 2007-6, Class 3A32(b)	1M US L + 0.50%	05/25/37	3,794,724	3,273,998
LHOME Mortgage Trust, Series 2022-RTL2, Class M(c)(d)	8.00%	04/25/27	4,413,000	4,294,052
LHOME Mortgage Trust, Series 2020-RTL1, Class M(c)(d)	4.95%	10/25/22	1,300,000	1,292,631

See Notes to Consolidated Financial Statements.

Annual Report | October 31, 2022	11

Axonic Strategic Income Fund	Consolidated Schedule of Investments

October 31, 2022

	Rate	Maturity Date	Principal Amount	Value
LHOME Mortgage Trust, Series 2020-RTL2, Class M(c)	7.87%	04/25/23	$6,250,000	$6,141,661
LHOME Mortgage Trust, Series 2021-RTL2, Class M(c)(d)	4.61%	01/25/24	4,750,000	4,038,395
LHOME Mortgage Trust, Series 2021-RTL3, Class M(c)(d)	5.19%	05/25/25	9,000,000	7,957,700
MASTR Alternative Loan Trust, Series 2007-1, Class 2A15(b)	1M US L + 0.37%	10/25/36	944,240	243,062
MFA , Series 2022-RTL1, Class A2(c)(d)	6.41%	03/25/24	13,000,000	12,565,664
Morgan Stanley Resecuritization Trust, Series 2015-R4, Class 4B2(b)(c)	3.37%	08/26/47	2,398,728	1,773,684
Nationstar Home Equity Loan Trust, Series 2006-B, Class M4(b)	1M US L + 0.44%	09/25/36	2,870,923	2,712,777
New Residential Mortgage Loan Trust, Series 2022-NQM2, Class B1(b)(c)	3.87%	02/25/26	3,087,000	1,879,120
New Residential Mortgage Loan Trust, Series 2022-SFR1, Class G(c)	5.00%	02/17/27	5,000,000	4,194,760
Point Securitization Trust, Series 2021-1, Class A2(b)(c)(f)	5.56%	02/25/52	14,000,001	12,893,963
Progress Residential , Series 2021-SFR10, Class G(c)	4.86%	12/17/28	4,000,000	3,199,560
Progress Residential , Series 2022-SFR1, Class G(c)	5.52%	02/17/29	2,000,000	1,577,765
RAAC, Series 2007-SP1, Class M3(b)	1M US L + 1.50%	03/25/37	3,218,861	2,745,815
RALI, Series 2005-QS12, Class A8(b)	1M US L + 0.35%	08/25/35	286,108	229,441
RALI, Series 2006-QS2, Class 1A10(b)	1M US L + 0.50%	02/25/36	1,387,100	1,050,623
RALI, Series 2006-QS8, Class A4(b)	1M US L + 0.45%	08/25/36	1,135,232	871,755
RALI, Series 2007-QO5, Class A(b)	12M US FED + 3.12%	08/25/47	9,462,102	1,792,280
Residential Asset Securitization Trust, Series 2006-R1, Class A2(b)	1M US L + 0.40%	01/25/46	10,079,423	3,674,531
RMF Buyout Issuance Trust, Series 2021-HB1, Class M4(b)(c)	4.70%	11/25/31	3,250,000	2,631,850
RMF Proprietary Issuance Trust, Series 2022-1, Class M2(b)(c)	3.00%	01/25/28	5,000,000	4,153,000
Roc Mortgage Trust, Series 2021-RTL1, Class M(b)(c)	5.68%	03/25/24	6,745,000	6,293,186
Saxon Asset Securities Trust, Series 2005-1, Class M4(b)	1M US L + 1.13%	03/25/35	730,404	461,136
Soundview Home Equity Loan Trust, Series 2007-NS1, Class M1(b)	1M US L + 0.35%	01/25/37	3,088,478	2,925,621
Specialty Underwriting & Residential Finance, Series 2005-BC1, Class B1(b)	1M US L + 1.80%	12/25/35	1,967,910	1,719,087
Starwood Mortgage Residential Trust, Series 2021-4, Class B2(b)(c)	4.14%	08/25/56	3,700,000	2,246,896
Structured Asset Mortgage Investments II Trust, Series 2007-AR1, Class 2A2(b)	1M US L + 0.21%	01/25/37	1,600,574	1,730,034
Structured Asset Mortgage Investments II Trust, Series 2007-AR2, Class 1A2(b)	1M US L + 0.19%	02/25/37	5,164,164	5,781,930
Structured Asset Securities Corporation, Series 2006-EQ1A, Class M1(b)(c)	1M US L + 0.29%	07/25/36	6,784,620	6,507,654
Toorak Mortgage Corp., Ltd., Series 2021-1, Class M1(c)(d)	5.80%	07/25/23	9,500,000	9,060,948
Verus Securitization Trust, Series 2021-R3, Class B2(b)(c)	4.07%	04/25/64	3,000,000	2,256,747
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-3, Class 1CB3(b)	1M US L + 0.45%	05/25/35	1,334,736	1,109,606

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES
(Cost $288,853,350)				256,023,464

	7-Day Yield	Shares	Value
SHORT-TERM INVESTMENTS - COMMON SHARES (24.16%)
First American Government Obligations Fund	2.91%	328,231,733	328,231,733

TOTAL SHORT-TERM INVESTMENTS
(Cost $328,231,733)			328,231,733

See Notes to Consolidated Financial Statements.

12	www.axonicfunds.com

Axonic Strategic Income Fund	Consolidated Schedule of Investments

October 31, 2022

Value
TOTAL INVESTMENTS (99.33%)
(Cost $1,492,988,627)	$1,349,216,697

Other Assets In Excess Of Liabilities (0.67%)	9,091,687
NET ASSETS (100.00%)	$1,358,308,384

(a)	Perpetual maturity.

(b)	Floating or variable rate security. The Reference Rates are described below. Interest rate shown reflects the rate in effect at October 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. The total value of Rule 144A securities amounts to $767,489,458, which represents 56.50% of net assets as of October 31, 2022.

(d)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at October 31, 2022.

(e)	The Fund’s interest in this loan are held through a wholly-owned LLC of the Fund.

(f)	Interest only securities.

(g)	Issued with a zero coupon. Income is recognized through the accretion of discount.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

REIT - Real Estate Investment Trust

SOFR - Secured Overnight Financing Rate

FED - Federal Funds Rate

Reference Rates:

1M US L - 1 Month LIBOR as of October 31, 2022 was 3.80%

3M US L - 3 Month LIBOR as of October 31, 2022 was 4.46%

5Y US TI - 5 Year US Treasury Index as of October 31, 2022 was 4.27%

12M US FED - 12 Month US FED as of October 31, 2022 was 3.08%

1D US SOFR - 1 Day US SOFR as of October 31, 2022 was 2.87%

1M US SOFR - 1 Month US SOFR as of October 31, 2022 was 3.73%

30D US SOFR - 30 Day US SOFR as of October 31, 2022 was 3.04%

See Notes to Consolidated Financial Statements.

Annual Report | October 31, 2022	13

Axonic Strategic Income Fund	Consolidated Schedule of Investments

October 31, 2022

INTEREST RATE SWAP CONTRACTS (CENTRALLY CLEARED)

Pay/Receive Floating Rate*	Clearing House	Floating Rate	Expiration Date	Notional Amount**	Currency	Fixed Rate	Fair Value	Unrealized Appreciation
Receive	Goldman Sachs & Co. LLC	3 M US L	04/22/2028	15,000,000	USD	1.23%	$2,215,140	$2,215,140
Receive	Goldman Sachs & Co. LLC	1D US SOFR	04/07/2027	4,000,000	USD	2.46%	258,181	258,181
Receive	Goldman Sachs & Co. LLC	1D US SOFR	04/07/2024	13,000,000	USD	2.45%	406,429	406,429
Receive	Goldman Sachs & Co. LLC	3 M US L	05/25/2026	20,000,000	USD	0.91%	2,323,027	2,323,027
Receive	Goldman Sachs & Co. LLC	3 M US L	12/17/2023	50,000,000	USD	0.87%	2,272,793	2,272,793
Receive	Goldman Sachs & Co. LLC	3 M US L	08/05/2026	50,000,000	USD	0.73%	6,386,244	6,386,244
Receive	Goldman Sachs & Co. LLC	3 M US L	06/11/2028	36,000,000	USD	1.15%	5,529,791	5,529,791
Receive	Goldman Sachs & Co. LLC	3 M US L	07/07/2027	5,000,000	USD	2.54%	320,020	320,020
Receive	Goldman Sachs & Co. LLC	1D US SOFR	08/05/2024	2,000,000	USD	3.04%	53,725	53,725
Receive	Goldman Sachs & Co. LLC	1D US SOFR	08/05/2025	2,000,000	USD	2.82%	78,893	78,893
Receive	Goldman Sachs & Co. LLC	1D US SOFR	04/11/2025	2,800,000	USD	2.51%	123,908	123,908
Receive	Goldman Sachs & Co. LLC	1D US SOFR	03/21/2026	9,000,000	USD	1.99%	627,220	627,220
Receive	Goldman Sachs & Co. LLC	1D US SOFR	04/19/2026	2,000,000	USD	2.50%	109,247	109,247
Receive	Goldman Sachs & Co. LLC	1D US SOFR	07/08/2024	2,000,000	USD	2.87%	57,655	57,655
Receive	Goldman Sachs & Co. LLC	1D US SOFR	08/05/2024	2,000,000	USD	3.10%	51,582	51,582
Receive	Goldman Sachs & Co. LLC	1D US SOFR	08/05/2025	2,000,000	USD	2.87%	76,371	76,371
Receive	Goldman Sachs & Co. LLC	1D US SOFR	04/14/2025	3,000,000	USD	2.43%	138,531	138,531
Receive	Goldman Sachs & Co. LLC	1D US SOFR	05/13/2026	3,837,000	USD	2.69%	189,030	189,030
Receive	Goldman Sachs & Co. LLC	3 M US L	02/11/2024	37,348,000	USD	1.51%	1,638,511	1,638,511
							$22,856,298	$22,856,298

*	The swap contracts with the floating rate of 3 M US L receive interest quarterly and pay interest semiannually, while 1D US SOFR pay and receive amounts annually.

**	The notional amount of each interest rate swap contract is stated in the currency in which the derivative is denominated.

See Notes to Consolidated Financial Statements.

14	www.axonicfunds.com

Axonic Strategic Income Fund	Consolidated Statement of Assets and Liabilities

October 31, 2022

ASSETS:
Investments, at fair value (Cost $1,492,988,627)	$1,349,216,697
Unrealized appreciation on interest rate swap contracts	22,856,298
Dividend receivable	75,373
Interest receivable	4,448,424
Receivable for shares sold	1,597,898
Prepaid expenses and other assets	25,707
Total Assets	1,378,220,397

LIABILITIES:
Due to Broker	13,264,717
Income distribution payable	1,609,485
Capital shares payable	3,584,818
Accrued legal and audit fees payable	68,845
Due to Adviser	990,771
Accrued fund accounting and administration fees payable	277,130
Distribution and shareholder service fees payable	22,647
Accrued Chief Compliance Officer fee payable	4,167
Other payables and accrued expenses	89,433
Total Liabilities	19,912,013
Net Assets	$1,358,308,384

COMPOSITION OF NET ASSETS:
Paid-in capital	$1,477,948,821
Total distributable earnings (accumulated deficit)	(119,640,437)
Net Assets	$1,358,308,384

PRICING OF SHARES:
Class A
Net Assets	$44,533,530
Shares of beneficial interest outstanding (unlimited number of shares, no par value common share authorized)	5,072,634
Net Asset Value and redemption price per share	$8.78
Institutional Class
Net Assets	$1,313,774,854
Shares of beneficial interest outstanding (unlimited number of shares, no par value common share authorized)	148,201,874
Net Asset Value and redemption price per share	$8.86

See Notes to Consolidated Financial Statements.

Annual Report | October 31, 2022	15

Axonic Strategic Income Fund	Consolidated Statement of Operations

For the Year Ended October 31, 2022

INVESTMENT INCOME:
Dividends	$5,892,921
Interest	70,997,994
Total Investment Income	76,890,915

EXPENSES:
Advisory fees (Note 4)	12,054,347
Audit and tax fees	48,499
Chief Compliance Officer fee (Note 4)	50,000
Custodian fees	128,187
Distribution fees
Class A	111,434
Fund accounting and administration fees (Note 4)	1,017,009
Insurance expenses	61,674
Legal fees	182,032
Printing expenses	69,277
Registration expenses	131,061
Shareholder service fees
Class A	64,591
Transfer agent fees (Note 4)	198,959
Trustees' fees and expenses (Note 4)	153,459
Other expenses	73,622
Recoupment of previously waived fees (Note 4)	47,346
Total expenses before waiver/reimbursement/recoupment (Note 4)	14,391,497
Expense waiver/reimbursement (Note 4)	(710)
Net expenses	14,390,787
Net Investment Income	62,500,128

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain on investments	3,145,212
Net realized gain on interest rate swap contracts	1,080,653
Net change in unrealized (depreciation) on investments	(157,894,175)
Net change in unrealized appreciation on interest rate swap contracts	20,888,272
Net Realized and Unrealized Loss on Investments	(132,780,038)

Net Decrease in Net Assets from Operations	$(70,279,910)

See Notes to Consolidated Financial Statements.

16	www.axonicfunds.com

Axonic Strategic Income Fund	Consolidated Statement of Changes in Net Assets

	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021
FROM OPERATIONS:
Net investment income	$62,500,128	$48,475,599
Net realized gain	4,225,865	28,823,407
Net change in unrealized (depreciation)	(137,005,903)	(4,571,941)
Net Increase/(Decrease) in Net Assets from Operations	(70,279,910)	72,727,065

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings
Institutional Class	(95,860,121)	(46,586,922)
Class A	(2,998,205)	(1,460,330)
Decrease in Net Assets from Distributions to Shareholders	(98,858,326)	(48,047,252)

CAPITAL SHARE TRANSACTIONS:
Class A
Proceeds from sale of shares of beneficial interest	34,255,131	20,426,162
Distributions reinvested	2,672,358	1,372,703
Disbursements for redemption of shares of beneficial interest	(27,285,729)	(4,474,663)
Institutional Class
Proceeds from sale of shares of beneficial interest	722,865,452	812,942,398
Distributions reinvested	68,313,060	31,676,593
Disbursements for redemption of shares of beneficial interest	(620,328,268)	(177,803,715)
Net Increase from Capital Share Transactions	180,492,004	684,139,478
Net Increase in Net Assets	11,353,768	708,819,291

NET ASSETS:
Beginning of period	1,346,954,616	638,135,325
End of period	$1,358,308,384	$1,346,954,616

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Class A
Beginning shares	4,067,120	2,323,971
Issued	3,679,860	2,056,635
Distributions reinvested	285,277	138,618
Redeemed	(2,959,623)	(452,104)
Institutional Class
Beginning shares	130,781,627	63,550,117
Issued	76,296,995	81,914,852
Distributions reinvested	7,217,982	3,184,354
Redeemed	(66,094,730)	(17,867,696)
Net increase in capital shares	18,425,761	68,974,659
Ending shares	153,274,508	134,848,747

See Notes to Consolidated Financial Statements.

Annual Report | October 31, 2022	17

Axonic Strategic Income Fund Class A	Financial Highlights

For a Share Outstanding Throughout the Period Presented

	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021		For the Period July 17, 2020 (Commencement of Operations) to October 31, 2020
OPERATING PERFORMANCE:
Net asset value - beginning of period	$9.94		$9.68		$9.55
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.37		0.44		0.06
Net realized and unrealized gain/(loss) on investments(b)	(0.90)		0.30		0.15
Total Income/(Loss) from Investment Operations	(0.53)		0.74		0.21

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.43)		(0.43)		(0.08)
From net realized gains	(0.20)		(0.05)		–
Total Distributions to Shareholders	(0.63)		(0.48)		(0.08)

Net asset value - end of period	$8.78		$9.94		$9.68

Total Investment Return - Net Asset Value(c)	(5.29	%)(d)	7.85	%(d)	2.17	%(d)(e)

RATIOS AND SUPPLEMENTAL DATA:
Net assets end of period (000s)	$44,534		$40,414		$22,495
Ratio of expenses to average net assets excluding reimbursement/recoupment(f)	1.39%		1.60%		1.84	%(g)
Ratio of expenses to average net assets including reimbursement/recoupment(f)	1.50%		1.50%		1.50	%(g)
Ratio of net investment income to average net assets(f)	3.93%		4.40%		2.28	%(g)
Portfolio turnover rate	32%		66%		54	%(e)

(a)	Calculated using average shares method.

(b)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period and may not reconcile with the aggregate gains and losses in the Consolidated Statement of Operations due to share transactions for the period.

(c)	During periods in which certain expenses were reimbursed, total returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude applicable sales charges.

(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Not annualized.

(f)	Expenses and net investment income/(loss) amounts used to calculate the ratios above include amounts allocated to investors. An individual investor's results may vary based on a variety of factors and the timing of capital transactions.

(g)	Annualized.

See Notes to Consolidated Financial Statements.

18	www.axonicfunds.com

Axonic Strategic Income Fund Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Period Presented

	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021		For the Period December 31, 2019 (Commencement of Operations) to October 31, 2020
OPERATING PERFORMANCE:
Net asset value - beginning of period	$9.99		$9.69		$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.42		0.48		0.19
Net realized and unrealized gain/(loss) on investments(b)	(0.92)		0.30		(0.40)
Total Income/(Loss) from Investment Operations	(0.50)		0.78		(0.21)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.43)		(0.43)		(0.10)
From net realized gains	(0.20)		(0.05)		–
Total Distributions to Shareholders	(0.63)		(0.48)		(0.10)

Net asset value - end of period	$8.86		$9.99		$9.69

Total Investment Return - Net Asset Value(c)	(4.84	%)(d)	8.28	%(d)	(2.11	%)(d)(e)

RATIOS AND SUPPLEMENTAL DATA:
Net assets end of period (000s)	$1,313,775		$1,306,541		$615,640
Ratio of expenses to average net assets excluding reimbursement/recoupment(f)	1.00%		1.02%		1.19	%(g)
Ratio of expenses to average net assets including reimbursement/recoupment(f)	1.00%		1.04%		1.10	%(g)
Ratio of net investment income to average net assets(f)	4.42%		4.87%		2.40	%(g)
Portfolio turnover rate	32%		66%		54	%(e)

(a)	Calculated using average shares method.

(b)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period and may not reconcile with the aggregate gains and losses in the Consolidated Statement of Operations due to share transactions for the period.

(c)	During periods in which certain expenses were reimbursed, total returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude applicable sales charges.

(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Not annualized.

(f)	Expenses and net investment income/(loss) amounts used to calculate the ratios above include amounts allocated to investors. An individual investor's results may vary based on a variety of factors and the timing of capital transactions.

(g)	Annualized.

See Notes to Consolidated Financial Statements.

Annual Report | October 31, 2022	19

Axonic Strategic Income Fund	Notes to Consolidated Financial Statements

  October 31, 2022

1. ORGANIZATION

Axonic Strategic Income Fund (the “Fund”), is a non-diversified series of the Axonic Funds (the ”Trust”), which is registered under the Investment Company Act of 1940, as amended (“1940 Act”) as an open-end management investment company. The Trust was organized as a Delaware statutory trust on October 17, 2019 pursuant to a Declaration of Trust governed by the laws of the State of Delaware. Axonic Capital LLC (the “Adviser”) acts as the Fund’s investment adviser. The Adviser is a registered investment adviser and is responsible for making the investment decisions for the Fund’s portfolio. The Fund’s investment objective is to seek total return. The Fund’s portfolio will be deemed to be non-diversified under the 1940 Act, meaning it may invest a greater percentage of its assets in a single or limited number of issuers than a diversified fund. Under normal circumstances, the Fund will concentrate its investments (i.e., invest 25% or more of its total assets (measured at the time of purchase)) in Mortgage-Backed Securities (“MBS”) and other mortgage-related securities (such as CMOs), which the Fund treats as investments in a group of industries.

The Fund currently offers Class A and Class I shares. Class A shares commenced operations on July 17, 2020 and Class I commenced operations on December 31, 2019. Class A shares are offered subject to a maximum sales charge of 2.25%. Class I shares are offered at NAV and are not subject to sales charges. The Fund may offer additional classes of shares in the future.

On December 23, 2021, the Fund formed a wholly-owned subsidiary (the "Subsidiary"). To the extent permitted by the 1940 Act, the Fund may make investments through the Subsidiary, which is a pass-through entity.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is considered an investment company for financial reporting purposes under GAAP. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 “Financial Services – Investment Companies.” The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Consolidation of Subsidiary – The consolidated financial statements include the financial position and the results of operations of the Fund and its Subsidiary. As of October 31, 2022, the total value of investments held by the Subsidiary is $16,855,080, or approximately 1.24% of the Fund’s net assets.

All intercompany accounts and transactions have been eliminated in these consolidated financial statements.

Securities Valuation – The Fund values it investments at fair value. The Fund’s Board of Trustees (the “Board”) has approved pricing policies and procedures and fair valuation policies and procedures pursuant to which the Fund will value its investments. The Adviser has appointed an independent Administrator of the Fund, pursuant to the administration agreement, under which the Administrator independently calculates the daily Net Asset Value per share (“NAV”) of the Fund. In doing so, the Administrator, on a daily basis, in compliance with the policies and procedures described above, independently values the investment positions within the Fund’s portfolio. The Administrator at its discretion may notify the Fund or the Board of any valuation conflicts and/or non-compliance with the policies and procedures. The Administrator and the Adviser will include in quarterly written reports to the Board confirmation that the policies and procedures provide fair and accurate prices. Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined. Investments in shares of funds, including money market funds, that are not traded on an exchange are valued at the end of day NAV of such fund.

Securities for which market prices are not “readily available” are valued in good faith by the Funds' Adviser as “valuation designee” under the oversight of the Fund's Board. The Adviser has adopted written policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser pursuant to its policies and procedures. On a quarterly basis, the Adviser's fair valuation determinations will be reviewed by the Board. The Advisor may, in turn and subject to its oversight, delegate pricing of securities for which market prices are readily available to the Funds' administrator. All fair valuation determinations shall be made by the Fair Value Committee (the “Committee”), in accordance with policies and procedures established by the Adviser. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security's primary pricing source is not able or willing to provide a price; a significant event with respect to a security or securities has occurred after the close of the market or exchange on which the security or securities principally trades and before the time the Fund calculates net asset value; or trading of the security is subject to local government -imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

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Axonic Strategic Income Fund	Notes to Consolidated Financial Statements

  October 31, 2022

Structured credit and other similar debt securities including, but not limited to, asset-backed securities, collateralized debt obligations, collateralized loan obligations, collateralized mortgage obligations, mortgage-backed securities, commercial mortgage-backed security, and other securitized investments backed by certain debt or other receivables (collectively, “Structured Credit Securities”), are valued on the basis of valuations provided by independent pricing services and /or dealers in those instruments recommended by the Adviser and approved by the Board. Interest Rate Swaps are valued by an independent pricing service as approved by the Manager. For centrally cleared swaps, the daily change in valuation and upfront payments, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities. In determining fair value, pricing services and dealers will generally use information with respect to transactions in the securities being valued, quotations from other dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities, and yield to maturity information. The Adviser will, based on its reasonable judgment, select the pricing service or dealer quotation that most accurately reflects the fair market value of the Structured Credit Security while taking into account the information utilized by the pricing service or dealer to formulate the quotation in addition to any other relevant factors.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Adviser, those securities will be valued at “fair value” as determined in good faith by the Adviser’s Valuation Committee using the fair valuation policies and procedures adopted by, and under the supervision of, the Board. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

The fair valuation policies and procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and has not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by an independent pricing service and broker-dealer is inaccurate.

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level and supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; and (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve and credit quality.

Fair Value Measurements – A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Annual Report | October 31, 2022	21

Axonic Strategic Income Fund	Notes to Consolidated Financial Statements

  October 31, 2022

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. To the extent practicable, the Adviser generally endeavors to maximize the use of observable inputs and minimize the use of unobservable inputs by requiring that the most observable inputs are to be used when available.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following is a summary of the inputs used in valuing the Fund’s investments as of October 31, 2022:

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$9,579,584	$–	$–	$9,579,584
Preferred Stocks	29,610,169	–	–	29,610,169
Asset-Backed Securities	–	220,204,720	–	220,204,720
Bank Loans	–	23,297,960	–	23,297,960
Commercial Mortgage-Backed Securities	–	348,571,923	–	348,571,923
Convertible Corporate Bonds	–	84,608,374	–	84,608,374
Corporate Bonds	–	49,088,770	–	49,088,770
Residential Mortgage-Backed Securities	–	256,023,464	–	256,023,464
Short-Term Investments	328,231,733	–	–	328,231,733
Total	$367,421,486	$981,795,211	$–	$1,349,216,697
Other Financial Instruments(b)
Assets:
Interest Rate Swap Contracts	$–	$22,856,298	$–	$22,856,298
Total	$–	$22,856,298	$–	$22,856,298

(a)	For detailed descriptions of industries, see the accompanying Consolidated Schedule of Investments.

(b)	Other financial instruments are derivative instruments reflected in the Consolidated Schedule of Investments. The derivatives shown in this table are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value.

Securities Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Dividend income from REITs is recognized on the ex-dividend date. It is common for distributions from REITs to exceed taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investment in REITs are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year. Estimates are based on the most recent REIT distribution information available.

Premium and Discount Amortization/Paydown Gains and Losses – All premiums and discounts on fixed-income securities are amortized/accreted over the estimated lives of such securities for financial statement purposes using the effective interest method. Gains and losses realized on principal payments of mortgage-backed securities (paydown gains and losses) are classified as part of interest income.

Concentration of Credit Risk – The Fund places its cash with one banking institution, which is insured by Federal Deposit Insurance Corporation (“FDIC”). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

Federal and Other Taxes – No provision for income taxes is included in the accompanying consolidated financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax provisions to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the consolidated financial statements.

22	www.axonicfunds.com

Axonic Strategic Income Fund	Notes to Consolidated Financial Statements

  October 31, 2022

As of and during the year ended October 31, 2022, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Consolidated Statement of Operations. The Fund files U.S. federal, state and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for all open tax years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders – Distributions from the Fund’s net investment income are accrued daily and typically paid monthly. However, there can be no assurances that the Fund will achieve any level of distribution to its Shareholders. The Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

Indemnification – The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3. SWAPS

The Fund may transact in credit default swaps, total return swaps, interest rate swaps, equity swaps, currency swaps and other types of swaps. Such transactions are subject to market risk, liquidity risk, risk of default by the other party to the transaction, known as “counterparty risk,” regulatory risk and risk of imperfect correlation between the value of such instruments and the underlying assets and may involve commissions or other costs.

Swap agreements are primarily entered into by institutional investors and the value of such agreements may be extremely volatile. Certain swap agreements are traded OTC between two parties, while other more standardized swaps must be transacted through a futures commission merchant and centrally cleared or exchange-traded. While central clearing and exchange-trading are intended to reduce counterparty credit and liquidity risk, they do not make a swap transaction risk-free. The current regulatory environment regarding swap agreements is subject to change. The Adviser will continue to monitor these developments, particularly to the extent regulatory changes affect the Fund’s ability to enter into or close out swap agreements.

The swap market has matured in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid; however there is no guarantee that the swap market will continue to provide liquidity and may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The inability to close derivative positions also could have an adverse impact on the Fund’s ability to effectively hedge its portfolio. If the Adviser is incorrect in its forecasts of market values, interest rates or currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used. In a total return swap, the Fund pays the counterparty a floating short-term interest rate and receives in exchange the total return of underlying loans or debt securities. The Fund bears the risk of default on the underlying loans or debt securities, based on the notional amount of the swap and, therefore, incurs a form of leverage. The Fund would typically have to post collateral to cover this potential obligation.

The Fund will “cover” its swap positions by segregating an amount of cash and/or liquid securities as required by the 1940 Act and applicable SEC interpretations and guidance from time to time.

Annual Report | October 31, 2022	23

Axonic Strategic Income Fund	Notes to Consolidated Financial Statements

  October 31, 2022

The table below is a summary of the effect of interest rate swaps on the Consolidated Statement of Assets and Liabilities.

Risk Exposure	Statement of Assets and Liabilities Location	Asset Derivatives Gross Unrealized Appreciation	Liability Derivatives Gross Unrealized Depreciation
Axonic Strategic Income Fund
Interest Rate Risk (Swap Contracts)	Unrealized appreciation/depreciation on interest rate swap contracts(a)	$22,856,298	$–
Total		$22,856,298	$–

(a)	The value presented includes cumulative gain/(loss) on swap contracts; however, the value reflected on the accompanying Consolidated Statement of Assets and Liabilities is the unsettled variation margin receivable/(payable) and/or unrealized appreciation/(depreciation) as of April 30, 2022.

The average notional value of interest rate swap contracts from the period of initial investment to October 31, 2022, was $235,439,083.

The effect of interest rate swap contracts on the Consolidated Statement of Operations for the year ended October 31, 2022, is shown in the table below.

Risk Exposure	Statement of Operations Location	Net Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)
Axonic Strategic Income Fund
Interest Rate Risk (Swap Contracts)	Net realized loss on interest rate swap contracts/Net change in unrealized appreciation on interest rate swap contracts	$1,080,653	$20,888,272
Total		$1,080,653	$20,888,272

4. ADVISORY FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS

Advisory Fees – Pursuant to the investment advisory agreement by and between the Trust, on behalf of the Fund, and the Adviser (the “Investment Advisory Agreement”), and in consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to a management fee equal to 0.85% of the Fund’s average daily net assets. For the year ended October 31, 2022, the Fund incurred $12,054,347 in Advisory fees.

The Adviser has contractually agreed to waive its fees and/or reimburse certain expenses (inclusive of organizational and offering costs, but exclusive of any taxes, interest on borrowings, dividends on securities sold short, brokerage commissions, 12b-1 fees, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses) to limit the Fund’s Total Annual Fund Operating Expenses after Fee Waiver/Expense Reimbursement to 1.10% of the Fund’s average daily net assets (the “Expense Limit”) through December 31, 2023. The Expense Limit excludes certain expenses and, consequently, the Fund’s Total Annual Fund Operating Expenses after Fee Waiver/Expense Reimbursement may be higher than the Expense Limit. The contractual waiver and expense reimbursement may be changed or eliminated at any time by the Board of Trustees, on behalf of the Fund, upon 60 days’ written notice to the Adviser. The contractual fee waiver and expense reimbursement may not be terminated by the Adviser without the consent of the Board of Trustees. The Adviser may recoup from the Fund any waived amount or reimbursed expenses pursuant to this agreement if such recoupment does not cause the Fund to exceed the current Expense Limit or the Expense Limit in place at the time of the waiver or reimbursement (whichever is lower) and the recoupment is made within three years after the end of the month in which the Adviser incurred the expense. During the year ended October 31, 2022, the Adviser reimbursed expenses to the Fund of $710 all of which was attributable to Class I, and the Fund repaid the Adviser previously waived fees and expenses of $47,346 which was attributable to Class A.

24	www.axonicfunds.com

Axonic Strategic Income Fund	Notes to Consolidated Financial Statements

  October 31, 2022

As of October 31, 2022, the following amounts were available for recoupment by the Adviser based upon their potential expiration dates:

Fund	Expires 2024	Expires 2025
Axonic Strategic Income Fund
Class A	$10,608	$–
Institutional Class	–	710

Chief Compliance Officer ("CCO") Services – The CCO of the Fund is an affiliate of the Fund. For the year ended October 31, 2022, the total related amounts paid by the Fund for CCO fees are included in Chief Compliance Officer fees on the Fund’s Consolidated Statement of Operations.

Fund Accounting and Administration Fees and Expenses – ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s administrator and accounting agent (the “Administrator”) and receives customary fees from the Fund for such services.

Transfer Agent – DST Systems Inc., an affiliate of ALPS, serves as transfer, dividend paying and shareholder servicing agent for the Fund (“Transfer Agent”).

Distributor – The Fund has entered into a distribution agreement with ALPS Distributors, Inc. (the “Distributor”) to provide distribution services to the Fund. There are no fees paid to the Distributor pursuant to the distribution agreement.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of ALPS. During the year ended October 31, 2022, no fees were retained by the Distributor.

Trustees – Officers of the Trust and the Trustees who are “interested persons” of the Trust or the Adviser receive no salary from the Trust. The Independent Trustees also serve as independent trustees on the Board of Trustees of the Axonic Alternative Income Fund, a closed-end interval fund for which Axonic Capital LLC also serves as the investment adviser. As of January 1, 2022 for their service on the Board and the Board of Trustees of Axonic Alternative Income Fund, the Independent Trustees receive the following fees, which are split between the Fund and the Axonic Alternative Income Fund pro rata based on assets under management: $30,000 annual retainer for each Independent Trustee, $5,000 annually for each of the Valuation Committee Chair, Audit Committee Chair and Nominating and Governance Committee Chair, $5,000 for each quarterly meeting, and $1,000 for each special meeting. Prior to January 1, 2022 the Trustees received an annual retainer of $25,000, $3,000 annually for each of the Valuation Committee Chair, Audit Committee Chair and Nominating and Governance Committee Chair, $5,000 for each quarterly meeting, and $1,000 for each special meeting. The Fund reimburses each Trustee and officer of the Trust for his or her travel and other expenses relating to attendance at Board or committee meetings.

5. INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended October 31, 2022, amounted to $473,169,813 and $356,367,792 respectively.

6. TAX BASIS INFORMATION

Distributions are determined in accordance with federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. For the year ended October 31, 2022, there were no permanent differences that resulted in adjustments to accumulated deficit or additional paid-in capital.

The tax character of distributions paid for the year ended October 31, 2022, was as follows:

2022
Distributions Paid From:
Ordinary Income	$89,275,617
Long-Term Capital Gain	9,582,709
Return of Capital	–
Total	$98,858,326

Annual Report | October 31, 2022	25

Axonic Strategic Income Fund	Notes to Consolidated Financial Statements

October 31, 2022

The tax character of distributions paid for the year ended October 31, 2021, was as follows:

2021
Distributions Paid From:
Ordinary Income	$48,011,302
Long-Term Capital Gain	35,950
Return of Capital	–
Total	$48,047,252

As of October 31, 2022, the components of distributable earnings / (accumulated deficit) on a tax basis were as follows:

Accumulated net investment income	$1,265,393
Accumulated net realized gain	1,741,410
Net unrealized depreciation	(121,037,755)
Dividends payable	(1,609,485)
Total	$(119,640,437)

As of October 31, 2022, net unrealized appreciation/(depreciation) of investments based on the federal tax cost were as follows:

Cost of investments for income tax purposes	$1,493,110,751
Gross appreciation (excess of value over tax cost)	$9,744,605
Gross depreciation (excess of tax cost over value)	(153,638,658)
Net appreciation of Interest Rate Swap	22,856,298
Net unrealized depreciation	$(121,037,755)

7. LINE OF CREDIT

On June 10, 2020, the Fund entered into a $40,000,000 uncommitted, secured, revolving line of credit agreement (“Credit Agreement”) with U.S. Bank National Association for redemption purposes, subject to annual renewal and other limitations of the 1940 Act for borrowings. On January 15, 2021, the revolving line of credit agreement was amended to increase the maximum borrowing amount to $90,000,000. On July 2, 2021, the revolving line of credit agreement was amended to increase the maximum borrowing amount to the lesser of (i) $200,000,000), (ii) 15% of the gross market value of the Fund, and (iii) 33.33% of the market value of the unencumbered assets of the Fund. On July 1, 2022, the revolving line of credit agreement was amended to increase the maximum borrowing amount to the lesser of (i) $250,000,000, (ii) 15% of the gross market value of the Fund, and (iii) 33.33% of the market value of the unencumbered assets of the Fund. The termination date is June 30, 2023. Borrowings under the Credit Agreement bear interest of the lender’s prime rate at the time of borrowing. This Note shall bear interest at a rate per annum equal to the greater of zero percent (0.00%) and the Prime Rate minus one percent (1.00%), which interest shall be payable monthly, in arrears. Borrowings under the Credit Agreement are secured by a perfected, first priority security interest in the assets of the Fund. The Fund had no borrowings during the year ended October 31, 2022.

8. SIGNIFICANT SHAREHOLDERS

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund under Section 2(a)(9) of the 1940 Act. As of October 31, 2022, the following entities owned beneficially more than 25% of the Fund’s outstanding shares. The shares may be held under omnibus accounts (whereby the transactions of two or more shareholders are combined and carried in the name of the originating broker rather than designated separately). Any transaction by these investors could have a material impact on the share class.

Name	Percentage
Charles Schwab & Co Inc	45.31%
National Financial Services LLC	42.76%

26	www.axonicfunds.com

Axonic Strategic Income Fund	Notes to Consolidated Financial Statements

October 31, 2022

9. SUBSEQUENT EVENTS

Subsequent events after the date of the Consolidated Statement of Assets and Liabilities have been evaluated through the date the consolidated financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these consolidated financial statements.

Annual Report | October 31, 2022	27

Axonic Strategic Income Fund	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Axonic Strategic Income Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Axonic Strategic Income Fund (the “Fund”), a series of Axonic Funds (the “Trust”), as of October 31, 2022, and the related statement of operations, the statements of changes in net assets, the related notes, and the financial highlights indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Consolidated Statements of Operations	Consolidated Statement of Changes in Net Assets	Financial Highlights
Axonic Strategic Income Fund	For the year ended October 31, 2022	For the years ended October 31, 2022 and 2021	For the years ended October 31, 2022 and 2021 and for the period December 31, 2019 (Commencement of Operations) to October 31, 2020

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2019.

COHEN & COMPANY, LTD.

Cleveland, Ohio

December 28, 2022

28	www.axonicfunds.com

Axonic Strategic Income Fund	Additional Information

October 31, 2022 (Unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 888-926-2688, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30th is available without charge upon request by calling toll-free 833-429-6642, or on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT; the Fund’s Form N-PORT reports are available on the SEC’s Website at http://www.sec.gov.

Annual Report | October 31, 2022	29

Axonic Strategic Income Fund	Trustees and Officers

October 31, 2022 (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund. The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Fund. Unless otherwise indicated in the table below, the address of each Trustee and officer of the Fund is 520 Madison Avenue, 42nd Floor, New York, New York 10022. Information about the Trustees and officers of the Fund is provided in the table below. Additional information about members of the Board of Trustees and Officers of the Trust is available in the Statement of Additional Information, which is available, without charge, upon request, by calling the Funds (toll-free) at 1-833-429-6642 (833-4Axonic).

Name and Year of Birth	Position with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held During the Past 5 Years
INDEPENDENT TRUSTEES OF THE TRUST
Joshua M. Barlow 1978	Independent Trustee	Indefinite Term; Since Inception	Managing Director, Valhalla Fiduciary (June 2018 – present); Head of Operational Due Diligence and Accounting and other positions, PAAMCO (Pacific Alternative Asset Management Company, LLC) (March 2006 – June 2018).	2	Axonic Alternative Income Fund
Charles D. Mires 1960	Independent Trustee	Indefinite Term; Since Inception	Director CIB Marine Bancshares, Inc. (2010 – present); Retired from full time employment December, 2015; Director of Fixed Income, Alternative Strategies, and Third Party Mandates, Franklin Street Partners (2011- 2015).	2	Axonic Alternative Income Fund; CIB Marine Bancshares, Inc.
Thomas S. Vales 1964	Independent Trustee	Indefinite Term; Since April 15, 2020	Chief Executive Officer, TMC Bonds LLC (an alternative trading system for fixed income) (2000 – 2019); Member, FINRA Fixed Income Advisory Committee (2016-2018).	2	Axonic Alternative Income Fund
INTERESTED TRUSTEE OF THE TRUST**
Clayton DeGiacinto 1972	Trustee, President (Principal Executive Officer)	Indefinite Term; Since Inception	Managing Member and Chief Investment Officer, Axonic Capital LLC (2010 – present).	2	Axonic Alternative Income Fund

*	The Fund complex consists of the Fund and the Axonic Alternative Income Fund, a registered closed-end interval fund for which Axonic Capital LLC also serves as the investment adviser.

**	Clayton DeGiacinto is an Interested Trustee because he is the Managing Member and Chief Investment Officer of the Adviser.

30	www.axonicfunds.com

Axonic Strategic Income Fund	Trustees and Officers

October 31, 2022 (Unaudited)

Name and Year of Birth	Position with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS OF THE TRUST
John Kelly 1978	Treasurer (Principal Financial Officer)	Indefinite Term; Since Inception	Chief Financial Officer, Axonic Capital LLC (2017 – present); Controller, J. Goldman & Co. LP (June 2015- 2017); Manager of Financial Reporting, Moore Capital Management LP (2003 – 2015).
Joseph Grogan 1980	Secretary; Chief Compliance Officer	Indefinite Term; Since Inception	Chief Compliance Officer, Axonic Capital LLC (February 2018 – present); Chief Compliance Officer, Claren Road Asset Management, LLC (January 2015 – February 2018); Director of Compliance, Claren Road Asset Management, LLC (July 2011 – January 2015).

Annual Report | October 31, 2022	31

Axonic Strategic Income Fund	Privacy Policy

October 31, 2022 (Unaudited)

DATA PRIVACY POLICY AND PROCEDURE

Policy Statement:

Axonic Strategic Income Fund (the “Fund”) has in effect the following policy (the “Data Privacy Policy”) with respect to nonpublic personal information about its customers.

The Fund collects nonpublic personal information about its customers1 from the following sources:

●	account applications and other forms, which may include a customer’s name, address, social security number, and information about a customer's investment goals and risk tolerance;

●	account history, including information about the transactions and balances in a customer's account; and

●	correspondence, written, or telephonic, between a customer and the Fund or service providers to the Fund.

In addition, the Fund may obtain consumer information about its customers from consumer reports.

The Fund will not release nonpublic personal or consumer information about its customers or their accounts unless one of the following conditions is met:

●	Prior written consent is received.

●	The Fund believes the recipient to be the customer of the Fund or such Fund customer's authorized representative.

●	The Fund is required by law to release information to the recipient.

The Fund does not give or sell nonpublic personal or consumer information about its customers or their fund accounts to any other company, individual, or group.

The Fund will only use nonpublic personal or consumer information about its customers and their accounts to attempt to better serve their investment needs or to suggest services or educational materials that may be of interest to them.

The Fund restricts access to nonpublic personal and consumer information about customers to those employees who need to know that information in order to provide products or services. The Fund may also share personal information with companies that it hires to provide support services. When the Fund or its Transfer Agent shares nonpublic personal or consumer information with other service providers, it protects that information with a strict confidentiality agreement. The Fund also maintains reasonable physical, electronic and procedural safeguards that comply with federal standards to protect against unauthorized access to and properly dispose of customers' nonpublic personal and consumer information.

The Fund will adhere to the policies and practices described in this notice for current and former shareholders of the Fund.

II. Physical, Electronic and Procedural Safeguards

The following includes a list of the primary physical, electronic and procedural safeguards employed by the Transfer Agent to ensure against unauthorized access and proper disposal of customers’ nonpublic personal and consumer information.

●	The Fund shall distribute this Data Privacy Policy annually to shareholders through the Fund’s annual report to shareholders to ensure compliance with shareholder notification requirements mandated by Regulation S-P.

●	Should a change in this Data Privacy Policy occur during the year that requires a change to this Data Privacy Policy, the Principal Underwriter or Transfer Agent will provide existing customers of the Fund with an updated Data Privacy Policy.

●	The Transfer Agent shall maintain a third-party list that identifies any non-affiliated third-parties that do business with the Transfer Agent, the type(s) of service(s) provided, whether there is an exchange of non-public personal information, and whether these relationships fall outside of any exceptions and/or exemptions to the opt-out requirements afforded under Regulation S-P. Appropriate confidentiality language must exist in the contractual arrangements with each of these relations.

[1]	For purposes of this Data Privacy Policy, the terms “customer” or “customers” includes both shareholders of the Fund and individuals who provide nonpublic personal information to the Fund, but do not invest in Fund shares.

32	www.axonicfunds.com

Axonic Strategic Income Fund	Privacy Policy

  October 31, 2022 (Unaudited)

●	The Transfer Agent, the Administrator, the Fund Accounting Agent, the Principal Underwriter, and Investment Adviser shall maintain procedures related to the security of nonpublic personal information and consumer information (including physical, electronic and procedural safeguards) and properly disposal of such information.

●	Any data privacy related questions, concerns or breaches will be brought to the attention of the Fund’s CCO.

Procedures:

1.	The Fund’s CCO will determine that the policies and procedures of the Transfer Agent, Principal Underwriter and the Fund’s other service providers are reasonably designed to safeguard customer information and require only appropriate and authorized access to, and use of, customer information through the application of appropriate administrative, technical, physical, and procedural safeguards that comply with applicable federal standards and regulations.

2.	The Fund’s CCO will continually monitor applicable regulations that may cause policies of the Fund and/or its service providers subject to the requirements of Regulation S-P to change.

3.	Annually, the Fund’s CCO will review any independent reviews applicable to data security at its service providers who have access to or otherwise obtain nonpublic personal information in fulfilling their obligations to the Fund.

4.	Annually, the Fund’s CCO will inquire and review, where applicable, any related data privacy issues reported by the Fund’s service providers who have access to or otherwise obtain nonpublic personal information in fulfilling their obligations to the Fund.

Adopted: December 31, 2019

Annual Report | October 31, 2022	33

AXONIC STRATEGIC INCOME FUND

ANNUAL REPORT

October 31, 2022

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in Item 2(a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provision of the code of ethics adopted in Item 2(a) above were granted.

(e)	Not applicable.

(f)	The registrant’s Code of Ethics is attached as Exhibit 13.A.1 hereto.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The Board of Trustees has designated Joshua M. Barlow as the registrant’s “audit committee financial expert.” Joshua M. Barlow is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year ended October 31, 2021 were $35,000 and the fiscal year ended October 31, 2022 were $38,000.

(b)	Audit-Related Fees: The aggregate fees billed for the fiscal year ended October 31, 2021 and the fiscal year ended October 31, 2022 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)	Tax Fees: The aggregate fees billed for the fiscal year ended October 31, 2021 and the fiscal year ended October 31, 2022 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $6,500 and $6,500, respectively.

(d)	All Other Fees: The aggregate fees billed for the fiscal year ended October 31, 2021 and the fiscal year ended October 31, 2022, for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant's principal auditors must be pre-approved by the registrant's audit committee.

(e)(2)	There were no non-audit services approved or required to be approved by the registrant’s audit committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended October 31, 2021 and the fiscal year ended October 31, 2022 were $0 and $0, respectively.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)       Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)       Not applicable to the Registrant.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this Item.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	The Code of Ethics that applies to the registrant’s principal executive officer and principal financial officer is attached hereto as Exhibit 13.A.1.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	None.

(a)(4)	Not applicable.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Axonic Funds

By:	/s/ Clayton DeGiacinto
Clayton DeGiacinto (Principal Executive Officer)
Chief Executive Officer and President

Date:	January 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Axonic Funds

By:	/s/ Clayton DeGiacinto
Clayton DeGiacinto (Principal Executive Officer)
Chief Executive Officer and President

Date:	January 6, 2023

By:	/s/ John R. Kelly
John R. Kelly (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	January 6, 2023